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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

                Date of Report (Date of Earliest Event Reported):
                                  JUNE 30, 2004

                            KMART HOLDING CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                    000-50278                32-0073116
           --------                    ---------                ----------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                              48084
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

                                 (248) 463-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.  REGULATION FD DISCLOSURE

     On June 30, 2004, Kmart Holding Corporation (the "Company") issued a press release announcing that its subsidiary, Kmart Corporation, has signed a definitive agreement to sell up to 54 stores to Sears, Roebuck and Co. and announcing that the Company's Board of Directors has increased the Company's existing share repurchase authorization to $100 million. The Company is furnishing this 8-K pursuant to Item 9, "Regulation FD Disclosure".




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 30, 2004
                                         KMART HOLDING CORPORATION


                                         By:  /s/ Richard J. Noechel
                                             --------------------------------
                                         Name: Richard J. Noechel
                                         Title: Vice President and Controller



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                                  EXHIBIT INDEX


     EXHIBIT NO.           DOCUMENT DESCRIPTION
        99.1               Press Release, dated June 30, 2004, issued by Kmart
                           Holding Corporation